ASSUMPTION AGREEMENT
                                  (MEI/ILX/IRS)

         This Assumption Agreement is made effective as of January 1, 1997, by and between Investor Resource Services, Inc., a Florida corporation, ("Optionee"), ILX Incorporated, an Arizona corporation, ("ILX") and Martori Enterprises Incorporated, an Arizona corporation ("MEI").

R E C I T A L S:

         A. Effective January 1, 1997, Optionee and ILX entered into that certain Consulting Agreement pursuant to which ILX granted to Optionee, and Optionee received, an option to purchase shares of common stock of ILX (the "Common Stock") according to certain terms and conditions and in consideration for certain services to be rendered by Optionee to ILX.

         B. Optionee, ILX and MEI desire that the obligations of ILX under the Consulting Agreement to sell Common Stock to Optionee be assumed by MEI, effective as of January 1, 1997.

A G R E E M E N T:

         NOW, THEREFORE, for good and valuable consideration, receipt of which is acknowledged, the parties agree as follows:

         1. Assumption. MEI hereby assumes all obligations of ILX under the Consulting Agreement with respect to the obligation to offer and sell Common Stock to Optionee, and Optionee relieves ILX for any obligation therefor.

         2. Continuing Validity of Agreements. Except as otherwise provided herein, the Consulting Agreement shall remain in full force and effect as between Optionee and ILX.

         IN WITNESS WHEREOF, the parties have entered into this Assumption Agreement effective as of the date first above written.

INVESTOR RESOURCE SERVICES, INC.                MARTORI ENTERPRISES INCORPORATED

By: /s/ Daniel D. Starczewski                   By: /s/ Joseph P. Martori
   ----------------------------                    -----------------------------
Name: Daniel D. Starczewski                     Name: Joseph P. Martori
     --------------------------                      ---------------------------
Title: President                                Title: Chairman
      -------------------------                       --------------------------

ILX INCORPORATED
By: /s/ Joseph P. Martori
   ----------------------------
Name: Joseph P. Martori
     --------------------------
Title: Chairman
      -------------------------
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                              ASSUMPTION AGREEMENT
                       (MEI/ILX/TEXAS CAPITAL SECURITIES)


This Assumption Agreement is made effective as of January 7, 1997, by and between Texas Capital Securities ("Optionee"), ILX Incorporated, an Arizona corporation, ("ILX") and Martori Enterprises Incorporated, an Arizona corporation ("MEI").

R E C I T A L S:

         A. Effective January 7, 1997, Optionee and ILX entered into that certain letter agreement (the "Consulting Agreement") and that certain option agreement (the "Option Agreement"), pursuant to which ILX granted to Optionee, and Optionee received, an option to purchase shares of common stock of ILX (the "Common Stock") according to certain terms and conditions and in consideration for certain services to be rendered by Optionee to ILX.

         B. Optionee, ILX and MEI desire that the obligations of ILX under the Consulting Agreement and the Option Agreement to sell Common Stock to Optionee be assumed by MEI, effective as of January 7, 1997.

A G R E E M E N T:

         NOW, THEREFORE, for good and valuable consideration, receipt of which is acknowledged, the parties agree as follows:

         1. Assumption. MEI hereby assumes all obligations of ILX under the Consulting Agreement and the Option Agreement with respect to the obligation to offer and sell Common Stock to Optionee, and Optionee relieves ILX for any obligation therefor.

         2. Continuing Validity of Agreements. Except as otherwise provided herein, the Consulting Agreement and the Option Agreement shall remain in full force and effect as between Optionee and ILX.

         IN WITNESS WHEREOF, the parties have entered into this Assumption Agreement effective as of the date first above written.

TEXAS CAPITAL SECURITIES                        MARTORI ENTERPRISES INCORPORATED

By: /s/ Harold W. Gorden                        By: /s/ Joseph P. Martori
   ----------------------------                    -----------------------------
Name: Harold W. Gorden                          Name: Joseph P. Martori
     --------------------------                      ---------------------------
Title: V.P. By Pat Smith                        Title: Chairman
      -------------------------                       --------------------------

ILX INCORPORATED

By: /s/ Joseph P. Martori
   ----------------------------
Name: Joseph P. Martori
     --------------------------
Title: Chairman
      -------------------------